Exhibit 1

JOINT FILING AGREEMENT

We, the signatories of the Amendment No. 2 to Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Date:  February 12, 2021
BCP GP LIMITED

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Jessica Diab

Name: Jessica Diab
Title: Officer

BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BPE IV (NON-CDN) GP LP, by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BCP IV GRAFTECH HOLDINGS LP, by its general partner, BPE IV (NON-CDN) GP LP, by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED

By:	/s/ James Bodi

Name: James Bodi
Title: Officer

BROOKFIELD PRIVATE EQUITY GROUP HOLDINGS LP, by its general partner, BROOKFIELD PRIVATE EQUITY INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD PRIVATE EQUITY INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Kristen Haase

Name: Kristen Haase
Title: Officer

BROOKFIELD US INC.

By:	/s/ Katayoon Sarpash

Name: Katayoon Sarpash
Title: Officer

BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Katayoon Sarpash

Name: Katayoon Sarpash
Title: Officer

BROOKFIELD BBP CANADIAN GP L.P., by its general partner, BROOKFIELD CANGP LIMITED

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BROOKFIELD BUSINESS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED

By:	/s/ James Bodi

Name: James Bodi
Title: Officer

BROOKFIELD BUSINESS PARTNERS LIMITED

By:	/s/ James Bodi

Name: James Bodi
Title: Officer

BCP IV (US PLAN) LP, by its general partner, BROOKFIELD PRIVATE EQUITY HOLDINGS LLC

By:	/s Kristen Haase

Name: Kristen Haase
Title: Officer

BCP IV (UK Plan) LP, by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BCP IV (CDN PLAN) LP, by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BCP IV BERMUDA INVESTOR LP, by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BROOKFIELD BBP (CANADA) L.P., by its general partner, BROOKFIELD BBP CANADIAN GP L.P., by its general partner, BROOKFIELD CANGP LIMITED

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BROOKFIELD BBP CANADA HOLDINGS INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer

BROOKFIELD CANGP LTD

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Officer